Subsequent events	12 Months Ended
Dec. 31, 2021
Disclosure of subsequent events [abstract]
Disclosure of Subsequent events [text block]
27 Subsequent events
Equinor has certain investments in Russia. On 28 February 2022, Equinor announced it has decided to stop new investments into
Russia and start the process of exiting Equinor’s joint arrangements in Russia following Russia’s invasion of Ukraine. At the end of
2021, Equinor had USD 1.2

billion in non-current assets in Russia within the E&P International segment. Equinor has reported net
proved reserves of 88

million boe related to investments in Russia as at 31 December 2021 and an entitlement production in 2021 of
21.6 mboe/d. Equinor expects that the process of exiting the joint arrangements in Russia will result in impairments.